Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2020

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	September 30,	Percent Changes vs.
	2020	2020	2019	2Q20	3Q19
Net interest income (2)	$822	$797	$805	3%	2%
FTE adjustment	(5)	(5)	(6)	—	17
Net interest income	817	792	799	3	2
Provision for credit losses	177	327	82	(46)	116
Noninterest income	430	391	389	10	11
Noninterest expense	712	675	667	5	7
Income before income taxes	358	181	439	98	(18)
Provision for income taxes	55	31	67	77	(18)
Net income	303	150	372	102	(19)
Dividends on preferred shares	28	19	18	47	56
Net income applicable to common shares	$275	$131	$354	110%	(22)%

Net income per common share - diluted	$0.27	$0.13	$0.34	108%	(21)%
Cash dividends declared per common share	0.15	0.15	0.15	—	—
Tangible book value per common share at end of period	8.43	8.32	8.25	1	2
Number of common shares repurchased	—	—	5,213	—	(100)
Average common shares - basic	1,017	1,016	1,035	—	(2)
Average common shares - diluted	1,031	1,029	1,051	—	(2)
Ending common shares outstanding	1,017	1,017	1,033	—	(2)
Return on average assets	1.01%	0.51%	1.37%
Return on average common shareholders’ equity	10.2	5.0	13.4
Return on average tangible common shareholders’ equity (1)	13.2	6.7	17.3
Net interest margin (2)	2.96	2.94	3.20
Efficiency ratio (3)	56.1	55.9	54.7
Effective tax rate	15.2	17.2	15.4
Average total assets	$119,529	$118,191	$108,166	1	11
Average earning assets	110,665	109,038	99,692	1	11
Average loans and leases	80,542	80,199	75,096	—	7
Average loans and leases - linked quarter annualized growth rate	1.7%	23.8%	0.9%
Average total deposits	$95,049	$93,222	$82,249	2	16
Average core deposits (4)	90,692	88,878	79,335	2	14
Average core deposits - linked quarter annualized growth rate	8.2%	47.0%	3.1%
Average shareholders’ equity	12,678	11,945	11,714	6	8
Average common total shareholders' equity	10,701	10,590	10,510	1	2
Average tangible common shareholders' equity	8,549	8,429	8,323	1	3
Total assets at end of period	120,116	118,425	108,735	1	10
Total shareholders’ equity at end of period	12,917	12,314	11,909	5	8

NCOs as a % of average loans and leases	0.56%	0.54%	0.39%
NAL ratio	0.70	0.81	0.58
NPA ratio (5)	0.74	0.89	0.64
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.21	2.12	1.05
Common equity tier 1 risk-based capital ratio (6)	9.89	9.84	10.02
Tangible common equity / tangible asset ratio (7)	7.27	7.28	8.00
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2020	2019	Amount	Percent
Net interest income (2)	$2,415	$2,453	$(38)	(2)%
FTE adjustment	(16)	(20)	4	20
Net interest income	2,399	2,433	(34)	(1)
Provision for credit losses	945	208	737	354
Noninterest income	1,182	1,082	100	9
Noninterest expense	2,039	2,020	19	1
Income before income taxes	597	1,287	(690)	(54)
Provision for income taxes	96	193	(97)	(50)
Net Income	501	1,094	(593)	(54)
Dividends on preferred shares	65	55	10	18
Net income applicable to common shares	$436	$1,039	$(603)	(58)%

Net income per common share - diluted	$0.42	$0.98	$(0.56)	(57)%
Cash dividends declared per common share	0.45	0.43	0.02	5

Average common shares - basic	1,017	1,042	(25)	(2)
Average common shares - diluted	1,032	1,059	(27)	(3)

Return on average assets	0.58%	1.36%
Return on average common shareholders’ equity	5.5	13.6
Return on average tangible common shareholders’ equity (1)	7.3	17.7
Net interest margin (2)	3.01	3.30
Efficiency ratio (3)	55.8	56.0
Effective tax rate	16.0	15.0

Average total assets	$115,969	$107,721	$8,248	8
Average earning assets	107,175	99,366	7,809	8
Average loans and leases	78,818	74,936	3,882	5
Average total deposits	90,352	82,244	8,108	10
Average core deposits (4)	86,382	79,031	7,351	9
Average shareholders’ equity	12,088	11,450	638	6
Average common total shareholders' equity	10,575	10,247	328	3
Average tangible common shareholders' equity	8,415	8,050	365	5

NCOs as a % of average loans and leases	0.57%	0.34%
NAL ratio	0.70	0.58
NPA ratio (5)	0.74	0.64
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)September 30, 2020, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	September 30,	December 31,
(dollar amounts in millions)	2020	2019	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,029	$1,045	(2)%
Interest-bearing deposits in Federal Reserve Bank	5,246	125	4,097
Interest-bearing deposits in banks	109	102	7
Trading account securities	54	99	(45)
Available-for-sale securities	14,807	14,149	5
Held-to-maturity securities	8,557	9,070	(6)
Other securities	421	441	(5)
Loans held for sale	1,303	877	49
Loans and leases (1)	81,156	75,404	8
Allowance for loan and lease losses	(1,796)	(783)	(129)
Net loans and leases	79,360	74,621	6
Bank owned life insurance	2,567	2,542	1
Premises and equipment	752	763	(1)
Goodwill	1,990	1,990	—
Service rights and other intangible assets	419	475	(12)
Other assets	3,502	2,703	30
Total assets	$120,116	$109,002	10%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$95,154	$82,347	16%
Short-term borrowings	222	2,606	(91)
Long-term debt	9,174	9,849	(7)
Other liabilities	2,649	2,405	10
Total liabilities	107,199	97,207	10

Shareholders' equity
Preferred stock	2,191	1,203	82
Common stock	10	10	—
Capital surplus	8,766	8,806	—
Less treasury shares, at cost	(59)	(56)	(5)
Accumulated other comprehensive gain (loss)	257	(256)	200
Retained earnings (deficit)	1,752	2,088	(16)
Total shareholders’ equity	12,917	11,795	10
Total liabilities and shareholders’ equity	$120,116	$109,002	10%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares outstanding	1,017,310,599	1,020,003,482
Treasury shares outstanding	5,066,072	4,537,605
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	750,500	740,500
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2020		2020		2020		2019		2019
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$34,895	43%	$34,879	44%	$32,959	42%	$30,664	41%	$30,394	41%
Commercial real estate:
Construction	1,154	1	1,200	1	1,180	2	1,123	1	1,157	2
Commercial	6,055	7	5,979	7	5,793	7	5,551	7	5,698	8
Commercial real estate	7,209	8	7,179	8	6,973	9	6,674	8	6,855	10
Total commercial	42,104	51	42,058	52	39,932	51	37,338	49	37,249	51
Consumer:
Automobile	12,925	17	12,678	16	12,907	17	12,797	17	12,292	15
Home equity	8,904	11	8,866	11	9,010	11	9,093	12	9,300	12
Residential mortgage	12,031	15	11,621	15	11,398	15	11,376	15	11,247	15
RV and marine	4,146	5	3,843	5	3,643	5	3,563	5	3,553	5
Other consumer	1,046	1	1,073	1	1,145	1	1,237	2	1,251	2
Total consumer	39,052	49	38,081	48	38,103	49	38,066	51	37,643	49
Total loans and leases	$81,156	100%	$80,139	100%	$78,035	100%	$75,404	100%	$74,892	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2020		2020		2020		2019		2019
Ending Balances by Business Segment:
Consumer and Business Banking	$27,517	34%	$27,173	34%	$21,544	28%	$21,716	29%	$21,963	30%
Commercial Banking	26,847	33	26,916	34	29,421	38	27,050	36	27,090	36
Vehicle Finance	19,891	25	19,345	24	20,552	26	20,190	27	19,484	26
RBHPCG	6,682	8	6,576	8	6,457	8	6,366	8	6,294	8
Treasury / Other	219	—	129	—	61	—	82	—	61	—
Total loans and leases	$81,156	100%	$80,139	100%	$78,035	100%	$75,404	100%	$74,892	100%

Average Balances by Business Segment:
Consumer and Business Banking	$27,315	34%	$25,379	32%	$21,593	29%	$21,845	30%	$22,092	30%
Commercial Banking	26,809	34	28,173	35	27,238	36	26,993	36	27,295	36
Vehicle Finance	19,651	24	19,822	25	20,307	27	19,852	26	19,370	26
RBHPCG	6,630	8	6,498	8	6,415	8	6,314	8	6,237	8
Treasury / Other	137	—	327	—	143	—	99	—	102	—
Total loans and leases	$80,542	100%	$80,199	100%	$75,696	100%	$75,103	100%	$75,096	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2020		2020		2020		2019		2019
Ending Balances by Type:
Demand deposits - noninterest-bearing	$27,466	29%	$27,574	29%	$21,039	24%	$20,247	25%	$20,553	25%
Demand deposits - interest-bearing	24,242	25	22,961	25	23,115	27	20,583	25	19,976	24
Money market deposits	26,230	28	25,312	27	25,068	29	24,726	30	23,977	29
Savings and other domestic deposits	11,268	12	11,034	12	9,845	11	9,549	12	9,566	12
Core certificates of deposit (1)	1,586	2	2,478	3	3,599	4	4,356	5	5,443	7
Total core deposits	90,792	96	89,359	96	82,666	95	79,461	97	79,515	97
Other domestic deposits of $250,000 or more	156	—	209	—	276	—	313	—	326	—
Brokered deposits and negotiable CDs	4,206	4	4,123	4	3,888	5	2,573	3	2,554	3
Total deposits	$95,154	100%	$93,691	100%	$86,830	100%	$82,347	100%	$82,395	100%
Total core deposits:
Commercial	$43,018	47%	$41,630	47%	$38,064	46%	$34,957	44%	$35,247	44%
Consumer	47,774	53	47,729	53	44,602	54	44,504	56	44,268	56
Total core deposits	$90,792	100%	$89,359	100%	$82,666	100%	$79,461	100%	$79,515	100%
Ending Balances by Business Segment:
Consumer and Business Banking	$59,302	62%	$59,202	63%	$51,898	60%	$51,675	63%	$51,671	63%
Commercial Banking	23,599	25	22,041	24	23,530	27	20,762	25	21,088	26
Vehicle Finance	777	1	824	1	525	1	376	—	363	—
RBHPCG	6,623	7	6,834	7	6,265	7	6,370	8	6,101	7
Treasury / Other (2)	4,853	5	4,790	5	4,612	5	3,164	4	3,172	4
Total deposits	$95,154	100%	$93,691	100%	$86,830	100%	$82,347	100%	$82,395	100%

	September 30,		June 30,		March 31,		December 31,		September 30,
(dollar amounts in millions)	2020		2020		2020		2019		2019
Average Balances by Business Segment:
Consumer and Business Banking	$59,460	63%	$56,858	61%	$51,296	62%	$52,059	63%	$51,604	63%
Commercial Banking	23,285	24	24,414	26	21,525	26	20,974	25	21,227	26
Vehicle Finance	839	1	646	1	366	—	347	—	359	—
RBHPCG	6,605	7	6,565	7	6,100	7	6,113	7	5,958	7
Treasury / Other (2)	4,860	5	4,739	5	3,446	5	3,099	5	3,101	4
Total deposits	$95,049	100%	$93,222	100%	$82,733	100%	$82,592	100%	$82,249	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2020	2019	2019	2Q20	3Q19
Assets
Interest-bearing deposits in Federal Reserve Bank	$5,857	$3,413	$680	$672	$514	72%	1,039%
Interest-bearing deposits in banks	177	169	150	176	149	5	19
Securities:
Trading account securities	49	39	95	109	137	26	(64)
Available-for-sale securities:
Taxable	10,670	11,179	11,671	11,221	11,096	(5)	(4)
Tax-exempt	2,749	2,728	2,753	2,791	2,820	1	(3)
Total available-for-sale securities	13,419	13,907	14,424	14,012	13,916	(4)	(4)
Held-to-maturity securities - taxable	8,932	9,798	9,428	8,592	8,566	(9)	4
Other securities	430	474	445	448	437	(9)	(2)
Total securities	22,830	24,218	24,392	23,161	23,056	(6)	(1)
Loans held for sale	1,259	1,039	865	950	877	21	44
Loans and leases: (2)
Commercial:
Commercial and industrial	34,669	35,284	30,849	30,373	30,632	(2)	13
Commercial real estate:
Construction	1,175	1,201	1,165	1,181	1,165	(2)	1
Commercial	6,045	5,885	5,566	5,625	5,762	3	5
Commercial real estate	7,220	7,086	6,731	6,806	6,927	2	4
Total commercial	41,889	42,370	37,580	37,179	37,559	(1)	12
Consumer:
Automobile	12,889	12,681	12,924	12,607	12,181	2	6
Home equity	8,878	8,897	9,026	9,192	9,353	—	(5)
Residential mortgage	11,817	11,463	11,391	11,330	11,214	3	5
RV and marine	4,020	3,706	3,590	3,564	3,528	8	14
Other consumer	1,049	1,082	1,185	1,231	1,261	(3)	(17)
Total consumer	38,653	37,829	38,116	37,924	37,537	2	3
Total loans and leases	80,542	80,199	75,696	75,103	75,096	—	7
Allowance for loan and lease losses	(1,720)	(1,557)	(1,239)	(787)	(799)	(10)	(115)
Net loans and leases	78,822	78,642	74,457	74,316	74,297	—	6
Total earning assets	110,665	109,038	101,783	100,062	99,692	1	11
Cash and due from banks	1,173	1,299	914	864	817	(10)	44
Intangible assets	2,195	2,206	2,217	2,228	2,240	—	(2)
All other assets	7,216	7,205	6,472	6,346	6,216	—	16
Total assets	$119,529	$118,191	$110,147	$108,713	$108,166	1%	11%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$23,865	$23,878	$21,202	$20,140	$19,796	—%	21%
Money market deposits	26,200	25,728	24,697	24,560	24,266	2	8
Savings and other domestic deposits	11,157	10,609	9,632	9,552	9,681	5	15
Core certificates of deposit (3)	2,035	3,003	3,943	4,795	5,666	(32)	(64)
Other domestic deposits of $250,000 or more	175	230	321	313	315	(24)	(44)
Brokered deposits and negotiable CDs	4,182	4,114	2,884	2,589	2,599	2	61
Total interest-bearing deposits	67,614	67,562	62,679	61,949	62,323	—	8
Short-term borrowings	162	826	3,383	1,965	2,331	(80)	(93)
Long-term debt	9,318	9,802	10,076	9,886	9,536	(5)	(2)
Total interest-bearing liabilities	77,094	78,190	76,138	73,800	74,190	(1)	4
Demand deposits - noninterest-bearing	27,435	25,660	20,054	20,643	19,926	7	38
All other liabilities	2,322	2,396	2,319	2,386	2,336	(3)	(1)
Shareholders’ equity	12,678	11,945	11,636	11,884	11,714	6	8
Total liabilities and shareholders’ equity	$119,529	$118,191	$110,147	$108,713	$108,166	1%	11%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$1	$1	$2	$3	$3
Interest-bearing deposits in banks	—	—	1	1	1
Securities:
Trading account securities	—	—	1	1	—
Available-for-sale securities:
Taxable	50	65	76	73	74
Tax-exempt	18	19	23	24	26
Total available-for-sale securities	68	84	99	97	100
Held-to-maturity securities - taxable	52	58	59	54	54
Other securities	1	1	2	3	3
Total securities	121	143	161	155	157
Loans held for sale	9	9	7	8	9
Loans and leases:
Commercial:
Commercial and industrial	325	323	318	335	358
Commercial real estate:
Construction	10	11	14	15	16
Commercial	41	43	56	63	68
Commercial real estate	51	54	70	78	84
Total commercial	376	377	388	413	442
Consumer:
Automobile	128	121	130	131	126
Home equity	84	82	107	117	127
Residential mortgage	101	101	105	105	107
RV and marine	47	43	44	45	44
Other consumer	30	30	36	39	42
Total consumer	390	377	422	437	446
Total loans and leases	766	754	810	850	888
Total earning assets	$897	$907	$981	$1,017	$1,058

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$3	$4	$23	$32	$29
Money market deposits	18	25	50	61	73
Savings and other domestic deposits	2	3	4	5	5
Core certificates of deposit (3)	6	11	19	25	31
Other domestic deposits of $250,000 or more	—	1	1	3	1
Brokered deposits and negotiable CDs	2	3	8	10	15
Total interest-bearing deposits	31	47	105	136	154
Short-term borrowings	—	1	12	8	13
Long-term debt	44	62	68	87	86
Total interest bearing liabilities	75	110	185	231	253
Net interest income	$822	$797	$796	$786	$805
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	September 30,	June 30,	March 31,	December 31,	September 30,
Fully-taxable equivalent basis (1)	2020	2020	2020	2019	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.10%	0.10%	1.08%	1.66%	2.19%
Interest-bearing deposits in banks	0.13	0.33	1.52	1.81	2.38
Securities:
Trading account securities	3.18	1.99	3.21	2.45	2.36
Available-for-sale securities:
Taxable	1.89	2.30	2.62	2.63	2.67
Tax-exempt	2.71	2.75	3.30	3.43	3.63
Total available-for-sale securities	2.06	2.39	2.75	2.79	2.87
Held-to-maturity securities - taxable	2.28	2.39	2.50	2.50	2.51
Other securities	1.23	0.57	2.07	2.57	3.15
Total securities	2.13	2.35	2.64	2.68	2.74
Loans held for sale	2.82	3.22	3.39	3.40	3.69
Loans and leases: (3)
Commercial:
Commercial and industrial	3.67	3.62	4.12	4.31	4.57
Commercial real estate:
Construction	3.40	3.66	4.75	5.07	5.50
Commercial	2.63	2.94	4.00	4.36	4.67
Commercial real estate	2.75	3.06	4.13	4.48	4.81
Total commercial	3.52	3.53	4.12	4.34	4.61
Consumer:
Automobile	3.93	3.84	4.05	4.15	4.09
Home equity	3.79	3.73	4.75	5.03	5.38
Residential mortgage	3.41	3.51	3.70	3.73	3.80
RV and marine	4.60	4.71	4.91	4.96	4.96
Other consumer	11.23	11.10	12.39	12.71	13.34
Total consumer	4.00	4.00	4.45	4.59	4.72
Total loans and leases	3.75	3.75	4.29	4.47	4.67
Total earning assets	3.22	3.35	3.88	4.03	4.21
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.05	0.07	0.43	0.63	0.57
Money market deposits	0.28	0.40	0.81	0.99	1.20
Savings and other domestic deposits	0.06	0.10	0.17	0.20	0.22
Core certificates of deposit (4)	1.03	1.55	1.91	2.09	2.17
Other domestic deposits of $250,000 or more	0.92	1.25	1.56	1.70	1.85
Brokered deposits and negotiable CDs	0.19	0.18	1.22	1.67	2.21
Total interest-bearing deposits	0.18	0.28	0.68	0.87	0.98
Short-term borrowings	0.30	0.47	1.46	1.66	2.28
Long-term debt	1.87	2.58	2.70	3.50	3.59
Total interest-bearing liabilities	0.39	0.57	0.98	1.24	1.36
Net interest rate spread	2.83	2.78	2.90	2.79	2.85
Impact of noninterest-bearing funds on margin	0.13	0.16	0.24	0.33	0.35
Net interest margin	2.96%	2.94%	3.14%	3.12%	3.20%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2020	2020	2020	2019	2019
Fully-taxable equivalent basis (1)	Third	Second	First	Fourth	Third
Commercial loans (2)(3)	3.01%	3.17%	4.08%	4.36%	4.70%
Impact of commercial loan derivatives	0.51	0.36	0.04	(0.02)	(0.09)
Total commercial - as reported	3.52%	3.53%	4.12%	4.34%	4.61%
Average 1 Month LIBOR	0.16%	0.36%	1.41%	1.79%	2.18%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Interest income	$892	$902	$975	$1,011	$1,052
Interest expense	75	110	185	231	253
Net interest income	817	792	790	780	799
Provision for credit losses	177	327	441	79	82
Net interest income after provision for credit losses	640	465	349	701	717
Service charges on deposit accounts	76	60	87	95	98
Card and payment processing income	66	59	58	64	64
Trust and investment management services	48	45	47	47	44
Mortgage banking income	122	96	58	58	54
Capital markets fees	27	31	33	31	36
Insurance income	24	25	23	24	20
Bank owned life insurance income	17	17	16	17	18
Gain on sale of loans and leases	13	8	8	16	13
Net (losses) gains on sales of securities	—	(1)	—	(22)	—
Other noninterest income	37	51	31	42	42
Total noninterest income	430	391	361	372	389
Personnel costs	453	418	395	426	406
Outside data processing and other services	98	90	85	89	87
Equipment	44	46	41	42	41
Net occupancy	40	39	40	41	38
Professional services	12	11	11	14	16
Amortization of intangibles	10	10	11	12	12
Marketing	9	5	9	9	10
Deposit and other insurance expense	6	9	9	10	8
Other noninterest expense	40	47	51	58	49
Total noninterest expense	712	675	652	701	667
Income before income taxes	358	181	58	372	439
Provision for income taxes	55	31	10	55	67
Net income	303	150	48	317	372
Dividends on preferred shares	28	19	18	19	18
Net income applicable to common shares	$275	$131	$30	$298	$354

Average common shares - basic	1,017	1,016	1,018	1,029	1,035
Average common shares - diluted	1,031	1,029	1,035	1,047	1,051

Per common share
Net income - basic	$0.27	$0.13	$0.03	$0.29	$0.34
Net income - diluted	0.27	0.13	0.03	0.28	0.34
Cash dividends declared	0.15	0.15	0.15	0.15	0.15

Revenue - fully-taxable equivalent (FTE)
Net interest income	$817	$792	$790	$780	$799
FTE adjustment	5	5	6	6	6
Net interest income (1)	822	797	796	786	805
Noninterest income	430	391	361	372	389
Total revenue (1)	$1,252	$1,188	$1,157	$1,158	$1,194
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	Percent Changes vs.
(dollar amounts in millions)	2020	2020	2020	2019	2019	2Q20	3Q19
Net origination and secondary marketing income	$118	$91	$45	$43	$42	30%	181%
Net mortgage servicing income
Loan servicing income	15	14	16	15	15	7	—
Amortization of capitalized servicing	(15)	(12)	(9)	(13)	(13)	(25)	(15)
Operating income	—	2	7	2	2	(100)	(100)
MSR valuation adjustment (1)	3	(6)	(53)	25	(11)	150	127
Gains (losses) due to MSR hedging	(1)	6	57	(14)	19	(117)	(105)
Net MSR risk management	2	—	4	11	8	100	(75)
Total net mortgage servicing income	$2	$2	$11	$13	$10	—%	(80)%
All other	2	3	2	2	2	(33)	—
Mortgage banking income	$122	$96	$58	$58	$54	27%	126%

Mortgage origination volume	$3,811	$3,802	$2,136	$2,490	$2,097	—%	82%
Mortgage origination volume for sale	2,568	2,268	1,409	1,518	1,483	13	73

Third party mortgage loans serviced (2)	23,334	23,184	22,775	22,425	21,674	1	8
Mortgage servicing rights (2)	191	172	165	212	180	11	6
MSR % of investor servicing portfolio (2)	0.82%	0.74%	0.72%	0.95%	0.83%	11%	(1)%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Allowance for loan and lease losses, beginning of period	$1,702	$1,504	$783	$783	$774
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	391	—	—
Loan and lease losses	(141)	(123)	(136)	(93)	(102)
Recoveries of loans previously charged off	28	16	19	20	29
Net loan and lease losses	(113)	(107)	(117)	(73)	(73)
Provision for loan and lease losses	207	305	447	74	82
Allowance of assets sold or transferred to loans held for sale	—	—	—	(1)	—
Allowance for loan and lease losses, end of period	1,796	1,702	1,504	783	783
Allowance for unfunded loan commitments and letters of credit, beginning of period	119	99	104	101	101
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	2	—	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(30)	22	(6)	5	—
Unfunded commitment losses	(7)	(2)	(1)	(2)	—
Allowance for unfunded loan commitments and letters of credit, end of period	82	119	99	104	101
Total allowance for credit losses, end of period	$1,878	$1,821	$1,603	$887	$884
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.21%	2.12%	1.93%	1.04%	1.05%
Nonaccrual loans and leases (NALs)	316	263	270	167	179
Nonperforming assets (NPAs)	298	239	257	157	163
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.31%	2.27%	2.05%	1.18%	1.18%
Nonaccrual loans and leases (NALs)	330	281	287	190	202
Nonperforming assets (NPAs)	311	255	273	178	184

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$77	$80	$84	$36	$40
Commercial real estate:
Construction	(1)	1	—	—	(1)
Commercial	13	(1)	(1)	—	(1)
Commercial real estate	12	—	(1)	—	(2)
Total commercial	89	80	83	36	38
Consumer:
Automobile	10	10	7	9	8
Home equity	—	—	5	1	2
Residential mortgage	1	—	1	1	1
RV and marine	4	4	2	4	2
Other consumer	9	13	19	22	22
Total consumer	24	27	34	37	35
Total net charge-offs	$113	$107	$117	$73	$73

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.90%	0.90%	1.09%	0.47%	0.52%
Commercial real estate:
Construction	(0.25)	(0.01)	0.08	(0.03)	(0.40)
Commercial	0.80	(0.03)	(0.06)	0.01	(0.09)
Commercial real estate	0.63	(0.03)	(0.03)	—	(0.14)
Total commercial	0.85	0.75	0.89	0.38	0.40
Consumer:
Automobile	0.31	0.31	0.22	0.30	0.26
Home equity	(0.02)	0.08	0.19	0.02	0.11
Residential mortgage	0.03	0.02	0.02	0.04	0.03
RV and marine	0.38	0.37	0.27	0.39	0.23
Other consumer	3.55	4.80	6.45	7.26	7.07
Total consumer	0.24	0.30	0.35	0.39	0.38
Net charge-offs as a % of average loans	0.56%	0.54%	0.62%	0.39%	0.39%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)(1)
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$388	$485	$396	$323	$291
Commercial real estate	16	28	30	10	12
Automobile	5	8	6	4	5
Home equity	71	59	58	59	60
Residential mortgage	88	66	66	71	69
RV and marine	1	2	2	1	1
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	569	648	558	468	438
Other real estate, net:
Residential	4	5	8	9	10
Commercial	1	2	2	2	2
Total other real estate, net	5	7	10	11	12
Other NPAs (2)	28	58	18	19	32
Total nonperforming assets	$602	$713	$586	$498	$482

Nonaccrual loans and leases as a % of total loans and leases	0.70%	0.81%	0.72%	0.62%	0.58%
NPA ratio (3)	0.74	0.89	0.75	0.66	0.64
(NPA+90days)/(Loan+OREO) (4)	0.96	1.13	0.96	0.89	0.86

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Nonperforming assets, beginning of period	$713	$586	$498	$482	$460
New nonperforming assets	190	279	274	175	165
Returns to accruing status	(47)	(25)	(18)	(20)	(24)
Loan and lease losses	(102)	(61)	(91)	(48)	(66)
Payments	(77)	(63)	(70)	(63)	(38)
Sales	(75)	(3)	(7)	(28)	(15)
Nonperforming assets, end of period	$602	$713	$586	$498	$482
(1)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$13	$10	$11	$9
Commercial real estate	—	—	—	—	—
Automobile	8	8	8	8	8
Home equity	11	10	12	14	13
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	17	21	20	23
RV and marine	2	2	2	2	1
Other consumer	2	3	4	7	7
Total, excl. loans guaranteed by the U.S. Government	51	53	57	62	61
Add: loans guaranteed by U.S. Government	124	141	110	109	102
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$175	$194	$167	$171	$163

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.07%	0.07%	0.08%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.15	0.18	0.14	0.14	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.24	0.21	0.23	0.22

Accruing troubled debt restructured loans:
Commercial and industrial	$189	$192	$219	$213	$225
Commercial real estate	34	35	37	37	40
Automobile	53	52	42	40	39
Home equity	199	209	219	226	233
Residential mortgage	256	229	227	223	221
RV and marine	6	6	3	3	3
Other consumer	10	10	11	11	10
Total accruing troubled debt restructured loans	$747	$733	$758	$753	$771

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$146	$169	$119	$109	$84
Commercial real estate	3	3	4	6	6
Automobile	2	2	2	2	3
Home equity	29	26	25	26	26
Residential mortgage	48	43	42	42	44
RV and marine	1	1	2	1	1
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$229	$244	$194	$186	$164

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$12,917	$12,314	$11,769	$11,795	$11,909
Regulatory capital adjustments:
CECL transitional amount (2)	456	442	386	—	—
Shareholders’ preferred equity	(2,195)	(1,701)	(1,207)	(1,207)	(1,207)
Accumulated other comprehensive income offset	(257)	(290)	(227)	256	175
Goodwill and other intangibles, net of related taxes	(2,118)	(2,129)	(2,141)	(2,153)	(2,162)
Deferred tax assets that arise from tax loss and credit carryforwards	(59)	(40)	(42)	(44)	(30)
Common equity tier 1 capital	8,744	8,596	8,538	8,647	8,685
Additional tier 1 capital
Shareholders’ preferred equity	2,195	1,701	1,207	1,207	1,207
Other	—	—	1	—	1
Tier 1 capital	10,939	10,297	9,746	9,854	9,893
Long-term debt and other tier 2 qualifying instruments	677	697	619	672	750
Qualifying allowance for loan and lease losses	1,107	1,093	1,127	887	884
Tier 2 capital	1,784	1,790	1,746	1,559	1,634
Total risk-based capital	$12,723	$12,087	$11,492	$11,413	$11,527
Risk-weighted assets (RWA)(1)	$88,417	$87,323	$90,193	$87,512	$86,719
Common equity tier 1 risk-based capital ratio (1)	9.89%	9.84%	9.47%	9.88%	10.02%
Other regulatory capital data:
Tier 1 leverage ratio (1)	9.31	8.86	9.01	9.26	9.34
Tier 1 risk-based capital ratio (1)	12.37	11.79	10.81	11.26	11.41
Total risk-based capital ratio (1)	14.39	13.84	12.74	13.04	13.29
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	9.70	9.69	9.32	9.62	9.83
(1)September 30, 2020, figures are estimated.
(2)The CECL transitional amount includes the impact of Huntington's adoption of the new CECL accounting standard on January 1, 2020 and 25 percent of the increase in reserves from January 1, 2020 through September 30, 2020.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Dividends, per share
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15
Common shares outstanding
Average - basic	1,017	1,016	1,018	1,029	1,035
Average - diluted	1,031	1,029	1,035	1,047	1,051
Ending	1,017	1,017	1,014	1,020	1,033
Tangible book value per common share (1)	$8.43	$8.32	$8.28	$8.25	$8.25
Common share repurchases
Number of shares repurchased	—	—	7	13	5
Non-regulatory capital

	September 30,	June 30,	March 31,	December 31,	September 30,
(dollar amounts in millions)	2020	2020	2020	2019	2019
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$12,917	$12,314	$11,769	$11,795	$11,909
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(201)	(211)	(222)	(232)	(244)
Add: related deferred tax liability (1)	42	44	47	49	51
Total tangible equity	10,768	10,157	9,604	9,622	9,726
Less: preferred equity	(2,192)	(1,697)	(1,203)	(1,203)	(1,203)
Total tangible common equity	$8,576	$8,460	$8,401	$8,419	$8,523
Total assets	$120,116	$118,425	$113,897	$109,002	$108,735
Less: goodwill	(1,990)	(1,990)	(1,990)	(1,990)	(1,990)
Less: other intangible assets	(201)	(211)	(222)	(232)	(244)
Add: related deferred tax liability (1)	42	44	47	49	51
Total tangible assets	$117,967	$116,268	$111,732	$106,829	$106,552
Tangible equity / tangible asset ratio	9.13%	8.74%	8.60%	9.01%	9.13%
Tangible common equity / tangible asset ratio	7.27	7.28	7.52	7.88	8.00
Other data:
Number of employees (Average full-time equivalent)	15,680	15,703	15,386	15,495	15,659
Number of domestic full-service branches (2)	839	839	839	868	868
ATM Count	1,330	1,344	1,434	1,448	1,442
(1)Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2020	2019	Amount	Percent
Assets
Interest-bearing deposits in Federal Reserve Bank	$3,326	$511	$2,815	551%
Interest-bearing deposits in banks	166	131	35	27
Securities:
Trading account securities	61	146	(85)	(58)
Available-for-sale securities:
Taxable	11,171	10,784	387	4
Tax-exempt	2,743	2,945	(202)	(7)
Total available-for-sale securities	13,914	13,729	185	1
Held-to-maturity securities - taxable	9,384	8,663	721	8
Other securities	450	479	(29)	(6)
Total securities	23,809	23,017	977	3
Loans held for sale	1,055	771	284	37
Loans and leases: (2)
Commercial:
Commercial and industrial	33,604	30,608	2,996	10
Commercial real estate:
Construction	1,180	1,169	11	1
Commercial	5,833	5,727	106	2
Commercial real estate	7,013	6,896	117	2
Total commercial	40,617	37,504	3,113	8
Consumer:
Automobile	12,832	12,253	579	5
Home equity	8,933	9,491	(558)	(6)
Residential mortgage	11,558	11,005	553	5
RV and marine	3,773	3,413	360	11
Other consumer	1,105	1,270	(165)	(13)
Total consumer	38,201	37,432	769	2
Total loans and leases	78,818	74,936	3,882	5
Allowance for loan and lease losses	(1,506)	(786)	(720)	(92)
Net loans and leases	77,312	74,150	3,162	4
Total earning assets	107,174	99,366	7,808	8
Cash and due from banks	1,128	835	293	35
Intangible assets	2,206	2,252	(46)	(2)
All other assets	6,966	6,054	912	15
Total assets	$115,968	$107,721	8,247	8%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$22,985	$19,763	$3,222	16%
Money market deposits	25,544	23,507	2,037	9
Savings and other domestic deposits	10,468	10,039	429	4
Core certificates of deposit (3)	2,990	5,858	(2,868)	(49)
Other domestic deposits of $250,000 or more	242	320	(78)	(24)
Brokered deposits and negotiable CDs	3,728	2,893	835	29
Total interest-bearing deposits	65,957	62,380	3,577	6
Short-term borrowings	1,452	2,605	(1,153)	(44)
Long-term debt	9,730	9,145	585	6
Total interest-bearing liabilities	77,139	74,130	3,009	4
Demand deposits - noninterest-bearing	24,394	19,864	4,530	23
All other liabilities	2,347	2,277	70	3
Shareholders’ equity	12,088	11,450	638	6
Total liabilities and shareholders’ equity	$115,968	$107,721	$8,247	8%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in millions)	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	$4	$9
Interest-bearing deposits in banks	1	2
Securities:
Trading account securities	1	2
Available-for-sale securities:
Taxable	191	222
Tax-exempt	60	81
Total available-for-sale securities	251	303
Held-to-maturity securities - taxable	169	164
Other securities	4	13
Total securities	425	482
Loans held for sale	25	23
Loans and leases:
Commercial:
Commercial and industrial	966	1,106
Commercial real estate:
Construction	35	49
Commercial	140	210
Commercial real estate	175	259
Total commercial	1,141	1,365
Consumer:
Automobile	379	369
Home equity	273	391
Residential mortgage	307	317
RV and marine	134	126
Other consumer	96	126
Total consumer	1,189	1,329
Total loans and leases	2,330	2,694
Total earning assets	$2,785	$3,210
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$30	$84
Money market deposits	93	199
Savings and other domestic deposits	9	17
Core certificates of deposit (3)	36	94
Other domestic deposits of $250,000 or more	2	4
Brokered deposits and negotiable CDs	13	51
Total interest-bearing deposits	183	449
Short-term borrowings	13	46
Long-term debt	174	262
Total interest-bearing liabilities	370	757
Net interest income	$2,415	$2,453
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2020	2019
Assets
Interest-bearing deposits in Federal Reserve Bank	0.17%	2.32%
Interest-bearing deposits in banks	0.62	2.10
Securities:
Trading account securities	2.94	2.10
Available-for-sale securities:
Taxable	2.28	2.74
Tax-exempt	2.92	3.66
Total available-for-sale securities	2.41	2.94
Held-to-maturity securities - taxable	2.39	2.52
Other securities:
Other securities	1.28	3.75
Total securities	2.38	2.79
Loans held for sale	3.11	3.90
Loans and leases: (3)
Commercial:
Commercial and industrial	3.79	4.77
Commercial real estate:
Construction	3.93	5.56
Commercial	3.17	4.85
Commercial real estate	3.29	4.97
Total commercial	3.71	4.80
Consumer:
Automobile	3.94	4.02
Home equity	4.09	5.51
Residential mortgage	3.54	3.83
RV and marine	4.73	4.95
Other consumer	11.60	13.29
Total consumer	4.15	4.74
Total loans and leases	3.92	4.77
Total earning assets	3.47%	4.32%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.17%	0.57%
Money market deposits	0.49	1.13
Savings and other domestic deposits	0.11	0.23
Core certificates of deposit (4)	1.59	2.14
Other domestic deposits of $250,000 or more	1.31	1.86
Brokered deposits and negotiable CDs	0.45	2.33
Total interest-bearing deposits	0.37	0.96
Short-term borrowings	1.23	2.37
Long-term debt	2.39	3.82
Total interest-bearing liabilities	0.64	1.36
Net interest rate spread	2.83	2.96
Impact of noninterest-bearing funds on margin	0.18	0.34
Net interest margin	3.01%	3.30%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis (1)	2020	2019
Commercial loans (2)(3)	3.39%	4.84%
Impact of commercial loan derivatives	0.32	(0.04)
Total commercial - as reported	3.71%	4.80%
Average 1 Month LIBOR	0.65%	2.37%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions, except per share data)	2020	2019	Amount	Percent
Interest income	$2,769	$3,190	$(421)	(13)%
Interest expense	370	757	(387)	(51)
Net interest income	2,399	2,433	(34)	(1)
Provision for credit losses	945	208	737	354
Net interest income after provision for credit losses	1,454	2,225	(771)	(35)
Service charges on deposit accounts	223	277	(54)	(19)
Card and payment processing income	183	183	—	—
Trust and investment management services	140	131	9	7
Mortgage banking income	277	109	168	154
Capital markets fees	91	92	(1)	(1)
Insurance income	72	64	8	13
Bank owned life insurance income	49	49	—	—
Gain on sale of loans and leases	30	39	(9)	(23)
Net (losses) gains on sales of securities	(1)	(2)	1	50
Other noninterest income	118	140	(22)	(16)
Total noninterest income	1,182	1,082	100	9
Personnel costs	1,267	1,228	39	3
Outside data processing and other services	273	257	16	6
Equipment	132	121	11	9
Net occupancy	119	118	1	1
Professional services	34	40	(6)	(15)
Amortization of intangibles	31	37	(6)	(16)
Marketing	23	28	(5)	(18)
Deposit and other insurance expense	24	24	—	—
Other noninterest expense	136	167	(31)	(19)
Total noninterest expense	2,039	2,020	19	1
Income before income taxes	597	1,287	(690)	(54)
Provision for income taxes	96	193	(97)	(50)
Net income	501	1,094	(593)	(54)
Dividends on preferred shares	65	55	10	18
Net income applicable to common shares	$436	$1,039	$(603)	(58)%
Average common shares - basic	1,017	1,042	(25)	(2)
Average common shares - diluted	1,032	1,059	(27)	(3)
Per common share
Net income - basic	$0.43	$1.00	$(0.57)	(57)%
Net income - diluted	0.42	0.98	(0.56)	(57)
Cash dividends declared	0.45	0.43	0.02	5
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,399	$2,433	$(34)	(1)%
FTE adjustment (1)	16	20	(4)	(20)
Net interest income	2,415	2,453	(38)	(2)
Noninterest income	1,182	1,082	100	9
Total revenue (1)	$3,597	$3,535	$62	2%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2020	2019	Amount	Percent
Net origination and secondary marketing income	$254	$89	165	185%
Net mortgage servicing income
Loan servicing income	45	44	1	2
Amortization of capitalized servicing	(36)	(32)	(4)	(13)
Operating income	9	12	(3)	(25)
MSR valuation adjustment (1)	(56)	(40)	(16)	(40)
Gains (losses) due to MSR hedging	62	43	19	44
Net MSR risk management	6	3	3	—
Total net mortgage servicing income	$15	$15	$—	—%
All other	7	5	2	40
Mortgage banking income	$276	$109	$167	153%

Mortgage origination volume	$9,749	$5,254	$4,495	86%
Mortgage origination volume for sale	6,245	3,420	2,825	83

Third party mortgage loans serviced (2)	23,334	21,674	1,660	8
Mortgage servicing rights (2)	191	180	11	6
MSR % of investor servicing portfolio	0.82%	0.83%	(0.01)%	(1)%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2020	2019
Allowance for loan and lease losses, beginning of period	$783	$772
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	$391	$—
Loan and lease losses	(400)	(269)
Recoveries of loans previously charged off	63	77
Net loan and lease losses	(337)	(192)
Provision for loan and lease losses	959	203
Allowance for loan and lease losses, end of period	1,796	783
Allowance for unfunded loan commitments and letters of credit, beginning of period	$104	$96
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	2	—
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(14)	5
Unfunded commitment losses	(10)	—
Allowance for unfunded loan commitments and letters of credit, end of period	82	101
Total allowance for credit losses	$1,878	$884
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.21%	1.05%
Nonaccrual loans and leases (NALs)	316	179
Nonperforming assets (NPAs)	298	163
Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.31%	1.18%
Nonaccrual loans and leases (NALs)	330	202
Nonperforming assets (NPAs)	311	184

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2020	2019
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$241	$92
Commercial real estate:
Construction	—	(2)
Commercial	11	(1)
Commercial real estate	11	(3)
Total commercial	252	89
Consumer:
Automobile	27	23
Home equity	5	7
Residential mortgage	2	5
RV and marine	10	7
Other consumer	41	61
Total consumer	85	103
Total net charge-offs	$337	$192

	Nine Months Ended September 30,
	2020	2019
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.96%	0.40%
Commercial real estate:
Construction	(0.06)	(0.19)
Commercial	0.25	(0.03)
Commercial real estate	0.20	(0.06)
Total commercial	0.83	0.32
Consumer:
Automobile	0.28	0.25
Home equity	0.09	0.10
Residential mortgage	0.02	0.06
RV and marine	0.34	0.29
Other consumer	4.99	6.41
Total consumer	0.30	0.37
Net charge-offs as a % of average loans	0.57%	0.34%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in millions)	2020	2019
Nonaccrual loans and leases (NALs):
Commercial and industrial	$388	$291
Commercial real estate	16	12
Automobile	5	5
Home equity	71	60
Residential mortgage	88	69
RV and marine	1	1
Other consumer	—	—
Total nonaccrual loans and leases	569	438
Other real estate, net:
Residential	4	10
Commercial	1	2
Total other real estate, net	5	12
Other NPAs (1)	28	32
Total nonperforming assets (3)	$602	$482

Nonaccrual loans and leases as a % of total loans and leases	0.70%	0.58%
NPA ratio (2)	0.74	0.64

	Nine Months Ended September 30,
(dollar amounts in millions)	2020	2019
Nonperforming assets, beginning of period	$498	$387
New nonperforming assets	743	500
Returns to accruing status	(90)	(73)
Loan and lease losses	(254)	(146)
Payments	(210)	(125)
Sales and held-for-sale transfers	(85)	(61)
Nonperforming assets, end of period (2)	$602	$482
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in millions)	2020	2019
Accruing loans and leases past due 90+ days:
Commercial and industrial	$10	$9
Commercial real estate	—	—
Automobile	8	8
Home equity	11	13
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	23
RV and marine	2	1
Other consumer	2	7
Total, excl. loans guaranteed by the U.S. Government	51	61
Add: loans guaranteed by U.S. Government	124	102
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$175	$163
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.06%	0.08%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.15	0.14
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.22	0.22
Accruing troubled debt restructured loans:
Commercial and industrial	$189	$225
Commercial real estate	34	40
Automobile	53	39
Home equity	199	233
Residential mortgage	256	221
RV and marine	6	3
Other consumer	10	10
Total accruing troubled debt restructured loans	$747	$771
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$146	$84
Commercial real estate	3	6
Automobile	2	3
Home equity	29	26
Residential mortgage	48	44
RV and marine	1	1
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$229	$164